Exhibit 99.1

Cyclacel Pharmaceuticals, INC. Announces EXECUTION OF Share Exchange Agreement to Make Fitters Sdn. Bhd. its Wholly-owned Subsidiary to Accelerate Growth and STOCKholder Value

KUALA LUMPUR, MALAYSIA, May 6, 2025 - Cyclacel Pharmaceuticals, Inc. (NASDAQ: CYCC, NASDAQ: CYCCP; “Cyclacel” or the “Company”) today announced that it entered into an Exchange Agreement with FITTERS Diversified Berhad (9318.KL; “FITTERS”), an investment holding company engaged, through its subsidiaries, in the business of the sale of fire safety materials, equipment and fire prevention systems, “Waste-To-Resource” services and real estate development and construction.

Pursuant to the Exchange Agreement, all of the ordinary shares of FITTERS’ subsidiary, Fitters Sdn. Bhd., a Malaysia-based private limited company (“Fitters Sub”) shall be exchanged for common stock, par value $0.001, of Cyclacel (the “Purchaser Stock”), and Fitters Sub shall be continuing as a wholly-owned subsidiary of Cyclacel (the “Transaction”). As part of the Transaction, Cyclacel shall issue an amount of Purchaser Stock equal to 19.99% percent, which percentage may be subject to adjustment, of the issued and outstanding shares of Purchaser Stock as of the closing date to FITTERS. At the closing, it is expected that Cyclacel stockholders will own approximately 80.01% of the combined company.

Cyclacel expects that at the closing of the Transaction, its common shares will continue to be listed on the Nasdaq Capital Market under a new ticker symbol and Cyclacel will be renamed Bio Green Med Solution, Inc. Among the termination rights, both Cyclacel and FITTERS have the right to terminate the Exchange Agreement if the closing date of the Transaction has not occurred on or before August 31, 2025. It is currently anticipated that none of the officers or directors of FITTERS or Fitters Sub will be appointed to Cyclacel.

The Transaction is subject to approval from Cyclacel stockholders and FITTERS. The Exchange Agreement has been unanimously approved by the Boards of Directors of each of Cyclacel, FITTERS and Fitters Sub.

About Fitters Sdn. Bhd.

Fitters Sdn. Bhd. (“Fitters Sub”) is a Malaysia-based private limited company specializing in distributing, trading and installing various protective and fire safety materials and equipment and fire protection and prevention systems with a reputation for reliability and compliance with stringent regulatory standards.

■	Operates as a “ONE-STOP” Protective Clothing Specialist and distribution of fire retardant uniforms and supplier of Scotchlite reflective material.

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■	Headquartered in Kuala Lumpur, Malaysia, Fitters Sub provides a wide range of fire safety products, including fire extinguishers, foam system, fire-resistant doors, personal protective equipment (PPE), and fire safety apparel.

■	Mission is to deliver high-quality, certified safety solutions that enhance protection across commercial, industrial, healthcare, and residential sectors.

For additional information, please visit http://www.fittersgroup.com.

About Cyclacel Pharmaceuticals, Inc.

Cyclacel is a clinical-stage, biopharmaceutical company developing innovative cancer medicines based on cell cycle, epigenetics and mitosis biology. The epigenetic/anti-mitotic program is evaluating plogosertib, a PLK1 inhibitor, in patients with both solid tumors and hematological malignancies. Cyclacel’s strategy is to build a diversified biopharmaceutical business based on a pipeline of novel drug candidates addressing oncology and hematology indications. For additional information, please visit www.cyclacel.com.

Financial and Legal Advisors to the Transaction

ARC Group Limited is acting as exclusive financial advisor to Cyclacel with Rimon, P.C. (Washington, DC) serving as Cyclacel’s legal counsel. Messrs. Ong, Ric & Partners, Advocates & Solicitors (Kuala Lumpur) is serving as legal counsel to FITTERS and Fitters Sub.

Important Information and Where to Find It

Additional information about the proposed Transaction will be provided in a Report on Form 8-K to be filed by Cyclacel with the U.S. Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

In connection with the proposed Transaction, a registration statement on Form S-4 (the “Form S-4”) is expected to be filed by the Company with the SEC. Upon the closing of the Transaction, it is expected that the Company will be the ultimate parent of Fitters Sub. The Form S-4 will include a prospectus relating to the offer and sale of securities to be issued in connection with the completion of the Transaction. It will also include a preliminary proxy statement to be distributed to holders of the Company’s common stock in connection with its solicitation of proxies for the vote of its stockholders in connection matters relating to the Transaction.

This press release does not contain all the information that should be considered concerning the Transaction or any other matter and is not intended to form the basis of any investment decision or any other decision in respect of the Transaction or any other matter. The Company and Fitters Sub urge investors, stockholders, shareholders and other interested persons to read, when available, the Form S-4, including the prospectus and the proxy statement included therein and the amendments thereto as well as any other documents filed with the SEC in connection with the Transaction as these materials will contain important information about the Company, Fitters Sub and the Transaction.

After the Form S-4 has been filed and declared effective, the definitive proxy statement will be mailed to the Company’s stockholders as of the record date established for voting on the matters set forth therein. The Company and Fitters Sub stockholders will be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Cyclacel Pharmaceuticals, Inc. via email to: ir@cyclacel.com.

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INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED THEREIN.

Participants in the Solicitation of Proxies

This communication is not a solicitation of a proxy from any investor or securityholder. The Company, Fitters Sub, and their respective directors, executive officers and other members of their management and employees, may, under SEC rules, be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Transaction. Investors and securityholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K filed with the SEC on April 2, 2025, and other reports filed with the SEC. Additional information regarding the participants will also be included in the Form S-4, when it becomes available. When available, these documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

No offer or offering of equity interests or securities of any kind is being made, conducted or extended at this time. This communication is for informational purposes only and does not constitute or include an offer to sell, or a solicitation of an offer to purchase or subscribe for, equity interests or securities of any kind or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Any such offer or solicitation will be made only in connection with the delivery of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or exemptions therefrom.

For further information contact:

Cyclacel Pharmaceuticals, Inc.

Datuk Dr. Doris Wong

Chief Executive Officer

Email: ir@cyclacel.com

Forward-looking Statements

This press release contains “forward-looking statements.” Such statements which are not purely historical (including, but not limited to statements that contain words such as “will,” “believes,” “plans,” “anticipates,” “expects,” “intends,” “would,” “could” and “estimates”) are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future, including but not limited to, the consummation of the Transaction.

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Important factors, among others, that may affect actual results or outcomes include: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the Company and FITTERS to consummate the proposed Transaction successfully or timely, including the risk that any required approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Transaction or that the approval of the stockholders of the Company and Fitters Sub is not obtained; (iii) failure to realize the anticipated benefits of the proposed Transaction; (iv) the ability of the combined company to grow and manage its growth effectively; (v) the ability of each of the Company and Fitters Sub to execute their respective business plan; (vi) estimates of the size of the markets for the combined company’s respective products; (vii) the rate and degree of market acceptance of the combined company’s products outside of its existing markets; (viii) the Company’s ability to identify and integrate acquisitions; (ix) future investments in technology and operations; (x) potential litigation involving the Company or Fitters Sub; (xi) risks relating to the uncertainty of the projected financial information with respect to Fitters Sub; (xii) the effects of competition on Fitters Sub’s business; (xiii) developments and changes in laws and regulations; (xiv) the impact of significant investigative, regulatory or legal proceedings; (xv) general economic and market conditions impacting demand for the combined company’s products and services; (xvi) the ability to meet Nasdaq’s listing standards prior to and following the consummation of the proposed Transaction; and (xvii) such other risks and uncertainties as are discussed in the Company’s Annual Report on Form 10-K filed with the SEC and the Form S-4 to be filed relating to the proposed Transaction. Other factors include the possibility that the proposed Transaction does not close, including due to the failure to receive required securityholder approvals, or the failure of other closing conditions. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Actual results could differ from those projected in any forward-looking statements due to numerous factors. These forward-looking statements are made as of the date of this press release, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Although the Company believes that the beliefs, plans, expectations and intentions contained in this press release are reasonable, there can be no assurance that such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in the Company’s reports and statements filed from time-to-time with the SEC.

© Copyright 2025 Cyclacel Pharmaceuticals, Inc. All Rights Reserved. The Cyclacel logo and Cyclacel® are trademarks of Cyclacel Pharmaceuticals, Inc.

SOURCE:

Cyclacel Pharmaceuticals, Inc.